UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 1, 2026

H2O America
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01 Completion of Acquisition and Disposition of Assets

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 8, 2025 (the “Prior Current Report”) by H2O America (the “Company”), the Company, through its indirect subsidiary, SJWTX, Inc. (“TWC”), entered into an Asset Purchase Agreement (the “Regulated Business APA”), with Quadvest, L.P., a Texas limited partnership, as seller (“Quadvest Retail”) and the Company, as guarantor, pursuant to which, and subject to the terms and conditions set forth therein, Quadvest Retail agreed to sell, and TWC agreed to acquire, substantially all of the assets of Quadvest Retail related to the operation of Quadvest Retail’s water and sewer utility business (the “Regulated Business Transaction”). Concurrently with the execution of the Regulated Business APA, the Company, its indirect subsidiary, Texas Water Operation Services, LLC (“TWOS”) and TWC, entered into another Asset Purchase Agreement (the “Wholesale Business APA,” and together with the Regulated Business APA, the “Agreements”), with Quadvest Retail and its affiliate, Quadvest Wholesale, LLC, a Texas limited liability company (“Quadvest Wholesale,” and together with Quadvest Retail, “Quadvest”), pursuant to which, and subject to the terms and conditions set forth therein, Quadvest Wholesale agreed to sell, and TWOS agreed to acquire substantially all of the assets of Quadvest Wholesale related to the operation of Quadvest Wholesale’s wholesale water and sewer business (the “Wholesale Business Transaction,” and together with the Regulated Business Transaction, the “Transactions”). On October 1, 2026, and pursuant to the Agreements, the Company completed the Transactions for a base purchase price of $540 million subject to certain customary purchase price adjustments as set forth in the Agreements.

The foregoing descriptions of the Agreements are not complete and are qualified in their entirety by reference to each of the Agreements, copies of which were attached as Exhibit 2.1 and 2.2, respectively, to the Prior Current Report.

Item 7.01 Regulation FD Disclosure

On October 1, 2026, the Company issued a press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 of Form 8-K by reference.

The information in Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
The financial statements required by this item will be filed with the SEC by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information
The pro forma financial statements required by this item will be filed with the SEC by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description of Documents
99.1	Press Release of H2O America, dated October 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O America

Date: October 1, 2026	/s/ Ann P. Kelly
Ann P. Kelly
Chief Financial Officer and Treasurer